Exhibit 24

POWER OF ATTORNEY

The person whose signature appears below does hereby make, constitute and appoint David Fyfe, Michael Peter Black, Adrian George Rainey and Stephen Beverly Chandler and each of them, with full power to act without the others, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as a director or officer of Cambridge Display Technology, Inc. (the “Company”), the Registration Statement of the Company on Form S-8 (the “Registration Statement”) for the registration of shares of the Company’s Common Stock, par value $.01 (“Common Stock”), in connection with the Cambridge Display Technology, Inc. 2004 Stock Incentive Plan and the CDT Acquisition Corp. Amended and Restated Stock Incentive Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20 day of December, 2004.

/s/ Philip F. Berney
Name: Philip F. Berney

POWER OF ATTORNEY

The person whose signature appears below does hereby make, constitute and appoint David Fyfe, Michael Peter Black, Adrian George Rainey and Stephen Beverly Chandler and each of them, with full power to act without the others, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as a director or officer of Cambridge Display Technology, Inc. (the “Company”), the Registration Statement of the Company on Form S-8 (the “Registration Statement”) for the registration of shares of the Company’s Common Stock, par value $.01 (“Common Stock”), in connection with the Cambridge Display Technology, Inc. 2004 Stock Incentive Plan and the CDT Acquisition Corp. Amended and Restated Stock Incentive Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20 day of December, 2004.

/s/ Frank K. Bynum, Jr.
Name: Frank K. Bynum, Jr.

POWER OF ATTORNEY

The person whose signature appears below does hereby make, constitute and appoint David Fyfe, Michael Peter Black, Adrian George Rainey and Stephen Beverly Chandler and each of them, with full power to act without the others, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as a director or officer of Cambridge Display Technology, Inc. (the “Company”), the Registration Statement of the Company on Form S-8 (the “Registration Statement”) for the registration of shares of the Company’s Common Stock, par value $.01 (“Common Stock”), in connection with the Cambridge Display Technology, Inc. 2004 Stock Incentive Plan and the CDT Acquisition Corp. Amended and Restated Stock Incentive Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20 day of December, 2004.

/s/ Gerald Paul Hillman
Name: Gerald Paul Hillman

POWER OF ATTORNEY

The person whose signature appears below does hereby make, constitute and appoint David Fyfe, Michael Peter Black, Adrian George Rainey and Stephen Beverly Chandler and each of them, with full power to act without the others, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as a director or officer of Cambridge Display Technology, Inc. (the “Company”), the Registration Statement of the Company on Form S-8 (the “Registration Statement”) for the registration of shares of the Company’s Common Stock, par value $.01 (“Common Stock”), in connection with the Cambridge Display Technology, Inc. 2004 Stock Incentive Plan and the CDT Acquisition Corp. Amended and Restated Stock Incentive Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20 day of December, 2004.

/s/ James V. Sandry
Name: James V. Sandry